UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2016

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 200 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 675-1194
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On July 13, 2016, Guaranty Bancorp (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, a Stifel Company, with respect to the sale of $40,000,000 of its 5.75% Fixed-to-Floating Rate Subordinated Notes due July 20, 2026 (the “Notes”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Company also agreed to indemnify the underwriter against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01                                           Other Events

On July 13, 2016, the Company priced the public offering of the Notes. The Notes are being issued pursuant to the Prospectus Supplement dated July 13, 2016 to the Prospectus dated May 18, 2016, filed as part of the Registration Statement on Form S-3 (File No. 333-211292).  The offering is expected to close on July 18, 2016. The Company estimates that the net proceeds from the offering and sale of the Notes will be approximately $39,250,000.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated July 13, 2016 by and between Guaranty Bancorp and Keefe, Bruyette & Woods, Inc.
4.1	Indenture dated July 18, 2016 between Guaranty Bancorp and Wells Fargo Bank, National Association, as Trustee.
4.2	First Supplemental Indenture dated July 18, 2016, between Guaranty Bancorp and Wells Fargo Bank, National Association, as Trustee.
4.3	Form of 5.75% Fixed-to-Floating Rate Subordinated Note due July 20, 2026 (included in Exhibit 4.2).
5.1	Opinion of Shapiro Bieging Barber Otteson LLP regarding legality of the Notes.
5.2	Opinion of McAfee & Taft regarding the legality of the Notes.
23.1	Consent of Shapiro Bieging Barber Otteson LLP (included in Exhibit 5.1).
23.2	Consent of McAfee & Taft (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief Financial
Officer and Secretary

Date:  July 18, 2016

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement dated July 13, 2016 by and between Guaranty Bancorp and Keefe, Bruyette & Woods, Inc.
4.1	Indenture dated July 18, 2016 between Guaranty Bancorp and Wells Fargo Bank, National Association, as Trustee.
4.2	First Supplemental Indenture dated July 18, 2016, between Guaranty Bancorp and Wells Fargo Bank, National Association, as Trustee.
4.3	Form of 5.75% Fixed-to-Floating Rate Subordinated Note due July 20, 2026 (included in Exhibit 4.2).
5.1	Opinion of Shapiro Bieging Barber Otteson LLP regarding legality of the Notes.
5.2	Opinion of McAfee & Taft regarding the legality of the Notes.
23.1	Consent of Shapiro Bieging Barber Otteson LLP (included in Exhibit 5.1).
23.2	Consent of McAfee & Taft (included in Exhibit 5.2).